UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2022 (November 10, 2022)

AeroClean Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41096	45-3213164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10455 Riverside Dr. Palm Beach Gardens, FL	33410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 833-652-5326

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock	AERC	The Nasdaq Stock Market LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2022, the board of directors (the “Board”) of AeroClean Technologies, Inc. (“AeroClean” or the “Company”) expanded the size of the Board from six to seven members, with Stephen M. Ward, Jr. accepting the appointment to serve as a new member of the Board.

Stephen M. Ward, Jr. is the retired President, Chief Executive Officer and a member of the board of directors of Lenovo Corporation (OTCMKTS: LNVGY), the international company formed by the acquisition of IBM Corporation’s (NYSE: IBM) personal computer business by Lenovo of China. Mr. Ward had spent 26 years at IBM Corporation holding various management positions, including Chief Information Officer and Senior Vice President and General Manager, Personal Systems Group. Mr. Ward has been a director of Carpenter Technology Corporation (NYSE: CRS) since 2001, where he is the Chair of the Corporate Governance Committee and a member of the Compensation and Science and Technology Committees. Mr. Ward is a founding team member and board member of C3.AI (NYSE: AI), an Artificial Intelligence SaaS company that develops software for business transformation, analytics and control. Mr. Ward is the Chairman of the Compensation Committee and a member of the Nominating and Corporate Governance Committee of C3.AI. Mr. Ward served as a member of the board of directors of KLX Energy Services Holdings (Nasdaq: KLXE) from September 2018 to May 2021. He also served on the Board of Directors of KLX Inc. from December 2014 until its sale to The Boeing Company (NYSE: BA) in October 2018. Mr. Ward was previously a board member and co-founder of E2open (NYSE: ETWO), a maker of enterprise software, and a board member of E-Ink, a maker of high-tech screens for e-readers and computers, a director at Vonage Holdings Corp. (Nasdaq: VG) from June 2021 to July 2022 until its sale to Telefonaktiebolaget LM Ericsson (Nasdaq: ERIC), an internet communications company, and a member of the board of QDVision, the developer and a manufacturer of quantum dot technology for the computer, TV and display industries until its sale to Samsung in 2016. Mr. Ward attended the California Polytechnic State University-San Luis Obisqo, where he received a bachelor’s degree in Mechanical Engineering. The Board believes that Mr. Ward’s broad executive experience and focus on innovation enables him to share with the Board valuable perspectives on a variety of issues relating to management, strategic planning, tactical capital investments and growth.

The Company is not aware of any transaction involving Mr. Ward requiring disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Ward and any director, executive officer, or any person nominated or chosen by the Company to become its director or executive officer. Except as disclosed in this Current Report on Form 8-K, there are currently no arrangements or understandings between Mr. Ward and any other person pursuant to which Mr. Ward was elected to serve as a member of the Board. In connection with his appointment to the Board, Mr. Ward will be eligible to participate in the Company’s standard compensation program for non-employee directors (the “Non-Employee Directors Stock and Deferred Compensation Plan”), as described in the Company’s offering circular filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 253(g)(1) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), on November 24, 2021.

Mr. Ward is entitled to receive a one-time initial grant of 92,000 restricted stock units (“RSUs”). The RSUs will vest in three annual installments beginning on November 10, 2023, subject to Mr. Ward’s continued service to the Company. In addition, Mr. Ward will be eligible to receive annual equity awards payable in the Company’s common stock, par value $0.01 per share.

Mr. Ward will also enter into an indemnification agreement with the Company, in substantially the same form as the Company has entered into with each of the Company’s existing directors and as previously filed with the SEC.

Item 8.01.	Other Events.

As previously disclosed, on October 3, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Air King Merger Sub Inc. (“Merger Sub”) and Molekule, Inc., a Delaware corporation (“Molekule”), pursuant to which Merger Sub will merge with and into Molekule, with Molekule continuing as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”). Pursuant to a revised form of Stockholders Agreement to be entered into at the closing of the Merger, the Company, certain stockholders of the Company and certain stockholders of Molekule have agreed to nominate Mr. Ward to be a director until immediately after the Company’s 2024 annual meeting of stockholders. The revised form of Stockholders Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Important Additional Information

This Current Report on Form 8-K relates to a proposed business combination between AeroClean and Molekule (the “Business Combination”).  In connection with the proposed Business Combination, AeroClean intends to file a registration statement on Form S-4 (the “Registration Statement”) that will include an information statement relating to the proposed Business Combination (the “Information Statement”) that will be sent to AeroClean’s stockholders.  The Registration Statement and Information Statement will contain important information about AeroClean, Molekule, the Business Combination and related matters (collectively, the “Transactions”). STOCKHOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND INFORMATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Information Statement will be sent to AeroClean’s stockholders prior to the consummation of the Transactions. AeroClean stockholders will be able to obtain the Registration Statement and Information Statement from the SEC’s website or from AeroClean’s website. These documents may also be obtained free of charge from AeroClean by requesting them by mail at 10455 Riverside Drive, Suite 100, Palm Beach Gardens, FL 33410.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current beliefs and expectations of our management and are subject to known and unknown risks and uncertainties. Words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions help identify forward-looking statements. Factors that could cause actual events to differ include, but are not limited to:

•	the risk that the Transactions may not be completed;

•	the ability to successfully combine the businesses of AeroClean and Molekule;

•	the ability of the parties to achieve the expected synergies and other benefits from the Transactions within the expected time frames or at all;

•	the incurrence of significant transaction and other related fees and costs;

•	the incurrence of unexpected costs, liabilities or delays relating to the Transactions;

•	the risk that the public assigns a lower value to Molekule’s business than the value used in negotiating the terms of the Transactions;

•	the risk that the Transactions may not be accretive to AeroClean’s current stockholders;

•	the risk that the Transactions may prevent AeroClean from acting on future opportunities to enhance stockholder value;

•	the dilutive impact of the stock consideration which will be issued in the Transactions;

•	the risk that any goodwill or identifiable intangible assets recorded due to the Transactions could become impaired;

•	potential disruptions to the business of the companies while the Transactions are pending;

•	the risk that a closing condition to the Transactions may not be satisfied;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Transactions; and

•	other economic, business, competitive, and regulatory factors affecting the businesses of AeroClean and Molekule generally, including those set forth in AeroClean’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of AeroClean’s latest annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and other SEC filings.

Forward looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those in the forward looking statements as a result of various factors. Although AeroClean believes that the expectations reflected in the forward looking statements are reasonable based on information currently available, AeroClean cannot assure you that the expectations will prove to have been correct. Accordingly, you should not place undue reliance on these forward looking statements. In any event, these statements speak only as of the date of this release. The parties undertake no obligation to revise or update any of the forward looking statements to reflect events or circumstances after the date of this release or to reflect new information or the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Revised Form of Stockholders Agreement

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2022	AEROCLEAN TECHNOLOGIES, INC.

	By:	/s/ Jason DiBona
Name: Jason DiBona
Title: Chief Executive Officer

[Signature page – 8-K]